Exhibit 10.84


                     SECOND AMENDED AND RESTATED FORBEARANCE
                           AND INTERCREDITOR AGREEMENT
                                (BankBoston Debt)

                  SECOND AMENDED AND RESTATED FORBEARANCE AND INTERCREDITOR AGREEMENT, dated as of November 10, 1999, between IMC MORTGAGE COMPANY, a Florida corporation (the "Company"), GREENWICH STREET CAPITAL PARTNERS II, L.P., a Delaware limited partnership ("GSCP"), GREENWICH FUND, L.P., a Delaware limited partnership, GSCP OFFSHORE FUND, L.P., a Cayman Islands exempted limited partnership, GREENWICH STREET EMPLOYEES FUND, L.P., a Delaware limited partnership, TRV EXECUTIVE FUND, L.P., a Delaware limited partnership (each a "Facility Lender" and collectively, the "Facility Lenders"), and the Facility Lenders as successors to the right, title and interest of BANKBOSTON, N.A. in, to and under the Existing Loan Documents (as defined below) (the "Existing Lenders"). Capitalized terms used in this Agreement without definition have the meanings given to them in the Loan Agreement (as hereinafter defined) as such terms are defined in the Loan Agreement on the date hereof (or as amended by any amendment thereto approved by the Existing Lenders).

                                    RECITALS

                  A. The Company has entered into a Loan Agreement, dated as of October 12, 1998, amended by Amendment No. 1 thereto, dated as of February 11, 1999 (as the same may be further modified, supplemented or restated from time to time, the "Loan Agreement"), between the Company, as borrower, and the Facility Lenders, pursuant to which the Facility Lenders have extended to the Company loans in the aggregate principal amount of $38,000,000 (the "Loans"), subject to the terms and conditions set forth in the Loan Agreement, which Loans are evidenced by the Notes and entitled to the benefit of certain guarantees and security provided to the Facility Lenders or to GSCP, as collateral agent (the "Collateral Agent") under certain of the other Loan Documents.

                  B. The Facility Lenders have made certain additional loans to the Company pursuant to Note Purchase and Amendment Agreement No. 6, dated as of October 18, 1999, in the original principal amount of $61,500,000 (the "Facility Lender Advances") to fund certain monthly delinquent interest servicing advances in respect of the Company's securitizations.

                  C. Pursuant to (i) a Bridge Loan and Security Agreement, dated as of October 10, 1997, as amended from time to time, by and among the Company, certain of

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its Subsidiaries and the Existing Lenders as successors to BankBoston, N.A. (the
"Bridge Loan Agreement"), (ii) a Loan and Security Agreement, dated December 31, 1996, as amended from time to time, by and among the Company, certain of its Subsidiaries and the Existing Lenders as successors to BankBoston, N.A. (the "1996 Agreement", and together with the Bridge Loan Agreement, the "Existing Loan Agreements"), and other related agreements in favor of the Existing Lenders as successors to BankBoston, N.A. (collectively with the Existing Loan Agreements, the "Existing Loan Documents"), the Existing Lenders have agreed to provide financing to the Company from time to time, to enable the Company to finance certain mortgage loans and for other purposes provided therein; and the Company and certain of its Subsidiaries have granted a security interest in the Collateral (as hereinafter defined) in order to secure their respective obligations under the Existing Loan Documents (the "Existing Obligations").

                  D. The Facility Lenders have succeeded by assignment to the right, title and interest of BankBoston N.A. in, to and under the Existing Loan Agreements and have assumed the obligations of BankBoston, N.A. thereunder and under the Original Intercreditor Agreement (as hereinafter defined).

                  E. The Company entered into an Acquisition Agreement (the "Acquisition Agreement"), dated as of February 19, 1999, by and among each of the Facility Lenders and the Company, pursuant to which the Company would issue and deliver to the Facility Lenders common stock, par value $0.001 per share, of the Company representing approximately 93.5% of the Common Stock outstanding after such issuance.

                  F. The Company has (i) terminated the Acquisition Agreement and (ii) entered into an Asset Purchase Agreement, dated as of July 13, 1999, as amended by Addendum No. 1 thereto, dated September 7, 1999 and a Delinquency and Servicing Advance Purchase Agreement (collectively, the "Asset Purchase Agreement"), between the Company and CitiFinancial Mortgage Company, a Delaware corporation ("CMC"), pursuant to which CMC would acquire certain assets and assume certain liabilities of the Company (the "Asset Sale").

                  G. The Company, the Facility Lenders and BankBoston N.A. have previously entered into a Forbearance and Intercreditor Agreement, dated as of October 12, 1998, amended and restated by the Amended and Restated Forbearance and Intercreditor Agreement, dated as of February 17, 1999 between the Company and certain of the Existing Lenders as successors in interest to BankBoston N.A. and amended further by Amendment No. 1 to Amended and Restated Intercreditor Agreements, dated as of March 31, 1999, and letter agreements dated as of July 15, 1999, August 11, 1999, September 14, 1999 and October 15, 1999 (as so
amended and restated,  the "Original

Intercreditor Agreement"). In connection with the entry by the Company into the Asset Purchase Agreement, the Facility Lenders, the Company and the Existing Lenders have agreed to enter into this agreement amending and restating the Original Intercreditor Agreement (as so amended and restated, the "Agreement").

                  H. The Company issued a Promissory Note, dated as of July 1, 1997, in the amount of $12,975,864.30 (as amended and including any additional Promissory Notes delivered pursuant to the Henschel Intercreditor Agreement (defined below), the "NH Note") to Neal Henschel ("NH"), and a Promissory Note, dated as of July 1, 1997, in the amount of $1,441,762.70 (as amended and including any additional Promissory Notes delivered pursuant to the Henschel Intercreditor Agreement, the "JH Note", and, together with the NH Note, the "Notes") to Jeffrey M. Henschel ("JH", and together with NH, the "Henschels"), pursuant to which the Company has certain unsecured payment obligations to the Henschels (the "Henschel Note Obligations").

                  I. The Company, the Facility Lenders, NH and JH have entered into an Intercreditor Agreement, dated as of the date hereof (the "Henschel Intercreditor Agreement"), pursuant to which the Henschels have agreed not to take certain actions specified therein and the Company has agreed to make certain payments to amortize the Henschel Note Obligations as provided therein.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Existing Lenders and the Facility Lenders agree to amend and restate the Original Intercreditor Agreement to read in its entirety as follows:

                  Section 1. Standstill. (a) Each of the Facility Lenders and the Existing Lenders agrees, subject to the terms of this Agreement, that for the Standstill Period, it shall not:

                  (i) file or join in the filing of any involuntary petition in bankruptcy with respect to the Company or its Subsidiaries, or initiate or participate in any similar proceedings for the benefit of creditors, including any proceeding for the appointment of a trustee, receiver, conservator or liquidator of the Company or its Subsidiaries or any portion of its assets;

                  (ii) seek to collect or enforce by litigation or otherwise, any payment obligations under the Existing Loan Documents or the Loan Documents; provided that nothing in this Section 1 shall prohibit the Facility Lenders from exercising their Exchange Option;

                  (iii) make any Margin  Calls or other  demands  for payment in respect of, or additional collateral to secure the Existing Obligations, provided, however, that this clause shall not adversely affect the right of the Existing Lender to take any actions to preserve, protect or perfect its liens in the Collateral;

                  (iv) declare a default or event of default under, or exercise or enforce any right or remedy under, or accelerate the maturity of any Existing Obligation or Loan under, any Existing Loan Document or Loan Document; or

                  (v) seek to attach, sequester or otherwise proceed against any of the Collateral.

                  (b) The Standstill Period may be terminated by the Existing Lenders or the Facility Lenders by written notice to the Company and each other Creditor upon the occurrence of any of the following:

                           (i) a failure by the Company under any Existing Loan Agreement to make to the Existing Lender any scheduled payment of interest, which failure continues unremedied for two days;

                           (ii) any intentional fraud or misrepresentation by the Company;

                           (iii) immediately in the event any Other Existing Lender takes any of the actions described in Section 1(a) of its Other Intercreditor Agreement or either of the Henschels takes any of the actions described in Section 1(a) of the Henschel Intercreditor Agreement, or, in the case of the Existing Lenders, immediately in the event any Facility Lender takes any of hte actions described in Section 1(a) of this Agreement, or, in the case of the Facility Lenders, immediately in the event the Existing Lenders take any of the actions described in Section 1(a) of this Agreement or either of the Henschels takes any of the actions described in Section 1(a) of the Henschel
         Intercreditor Agreement, in each case whether or not it shall have given notice of termination of the Standstill Period;

                           (iv) a Change of Control or payment of the Take-Out Premium, except to the extent payable in accordance with Section 5 of the Other

         Intercreditor Agreements;

                           (v) an event shall occur and be continuing for a period of ten Business Days which permits (x) any holder of indebtedness for borrowed money of the Company or the Designated Subsidiary outstanding (other than the Company or any Creditor or Residential Funding Corporation) to accelerate the maturity of such indebtedness or ( y) any holder of such indebtedness or any holder of any guarantee or other obligation of the Company or the Designated Subsidiary to exercise remedies with respect to property of the Company or the Designated Subsidiary (other than the Company or Residential Funding Corporation solely with respect to the Mortgage Loans held by it as collateral for its existing loan), without such indebtedness being paid or the rights of such holder to take such action being waived, stayed or subjected to a standstill or other agreement of such holder to forbear from exercising remedies, reasonably satisfactory to the Creditors;

                           (vi) the Company shall, at any time on or after the date of consummation of the Asset Sale, repay all or any portion of the Loans, except any such repayment of the Loans in accordance with
         Section 5 of the Other Intercreditor Agreements;

                           (vii) The Company shall fail to make any payment required to be made in accordance with Section 5 or 14 or 15, as applicable, of the Other Intercreditor Agreements;

                           (viii) The Company shall incur or pay any Operating Expenses (as defined in the Other Intercreditor Agreements) or incur or pay any obligations, except as expressly contemplated hereby or by the Monthly Statement (as defined in the Other Intercreditor Agreements); and

                           (ix) The Company shall breach the covenant set forth in Section 8(g) or Section 5(h) of the Other Intercreditor Agreements.

                  (c)  The  Standstill  Period  shall  terminate   automatically
without notice or other action by any Creditor upon the occurrence of any of the following:

                           (i) the Company or any Designated Subsidiary shall consent to the
         appointment  of  or  taking   possession  by  a  receiver,   assignee,
         custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property; or the Company or any Designated Subsidiary shall admit in writing (to any creditor, governmental authority or judicial court or tribunal) its inability to pay its debts generally as they come due or shall fail generally to pay its debts as they become due, or shall make a general assignment for the benefit of its creditors; or the Company or any Designated Subsidiary shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization or other relief with respect to itself or its debts under the Federal bankruptcy laws, as now or hereafter constituted or any other applicable Federal or State bankruptcy, insolvency or other similar law, or shall consent to the entry of an order for relief in an involuntary case under any such law; or the Company or any Designated Subsidiary shall file an answer admitting the material allegations of a petition filed against the Company or such Designated Subsidiary in any such proceeding, or otherwise seek relief under the provisions of any existing or future Federal or State bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of
         corporations,   or   providing   for   an   arrangement,    agreement,
         composition, extension or adjustment with its creditors; or the Company or any Designated Subsidiary shall take or publicly announce its intention to take corporate action in furtherance of any of the foregoing; or

                           (ii) an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Company, a receiver, trustee or liquidator of the Company or any Designated Subsidiary or of any substantial part of their respective property, or any substantial part of the property of the Company or any Designated Subsidiary shall be sequestered, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 30 days after the date of entry thereof; or

                           (iii) an involuntary petition against the Company or any Designated Subsidiary in a proceeding under the Federal bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 30 days thereafter, or a decree or order for relief in respect of the Company or any Designated Subsidiary shall be entered by a court of competent jurisdiction in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Company or any Designated Subsidiary, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Company or any Designated Subsidiary or of any substantial part of their respective property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 30 days.

                  Section 2. Grant of Security Interest. In order to secure full and timely payment of the Obligations under the Loan Agreement, and to secure the performance of all of the other obligations of the Company under the Loan Documents, the Company and each Subsidiary hereby mortgages, pledges and assigns and transfers to the Facility Lenders, and grants to the Facility Lenders, a continuing perfected security interest in, and a lien in the Collateral. The Facility Lenders agree to release their lien in respect of any Pledged Loan, which is sold by the Company (i) to the Existing Lenders for a purchase price not less than the advance rate in respect of such mortgage (or, the case of any Sixty Day Mortgage Loans or Ninety Day Mortgage Loans, at not less than 80% or 68.6% of the principal outstanding on such Mortgage Loans, respectively) in respect of such Pledged Loan, (ii) pursuant to Section 8(f) of the Other Intercreditor Agreements or (iii) pursuant to a securitization of Mortgage Loans.

                  Section 3. Acknowledgment and Priorities. (a) The Existing Lenders hereby acknowledge and consent to the entrance by the Company into the Loan Documents and the granting of the lien in the Collateral granted pursuant to Section 2; provided, however, notwithstanding anything to the contrary contained in the Loan Agreement, the Notes or any of the Loan Documents, the parties hereto acknowledge and agree that any security interest in or other rights with respect to any Collateral granted to secure the Existing Obligations under the Existing Loan Agreements or otherwise has and shall have priority, to the extent of the Existing Obligations, over any security interest in such Collateral granted pursuant to this Agreement, the Loan Agreement or the other Loan Documents irrespective of:

                  (i) the time, order or method of attachment or perfection of the security interest created by this Agreement, the Loan Agreement or any Loan Document;

                  (ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral;

                  (iii) anything contained in any filing or agreement to which the Facility

         Lenders, the Company, or the Collateral Agent under the Security Agreements now or hereafter may be a party; and

                  (iv) the rules for determining priority under the U.C.C. or other laws governing the relative priorities of secured creditors.

                  (b) The Existing Lenders hereby agree, and the Company acknowledges, that, promptly following the expiration of 91 days after payment in full of all the Existing Obligations hereunder, any Collateral, including any books and records (including, without limitation, computer files, printouts and other computer materials and records) relating to the Collateral, as well as all proceeds and products of such Collateral, held by it shall be held for the benefit of the Facility Lenders, provided that if such Collateral is then subject to the prior lien of another creditor, the Existing Lenders may hold it for the benefit of such other creditor and the Facility Lenders as their interests may appear. If the Existing Lenders have elected not to hold such Collateral following payment in full of the Existing Obligations, it shall promptly forward any Collateral, including any books and records (including, without limitation, computer files, printouts and other computer materials and records) relating to the Collateral, as well as all proceeds and products of such Collateral, to the Collateral Agent, provided that if such Collateral is then subject to the prior lien of another creditor, the Existing Lenders may forward such Collateral, proceeds and products thereof to such other creditor or, in the event of a dispute, to such party as a court of competent jurisdiction may direct.

                  (c) Nothing  contained in this Agreement shall alter or impair the Existing Lenders' rights under the Existing Loan Documents from and after the termination of the Standstill Period in accordance herewith or be interpreted to mean that the Existing Lenders have any obligation under the Existing Loan Documents or otherwise to return any proceeds received on a sale or deemed sale of any Securitization Receivables to the Company or any Subsidiary, except as expressly provided herein.

                  (d) Each of the parties hereto consents to the transactions contemplated by the Asset Purchase Agreement.

                  Section 4. Reserved Rights. Notwithstanding anything in this Agreement to the contrary, but subject to Section 8 hereof, the Company and the Facility Lenders agree that this Agreement (except as expressly provided in Section 8) shall in no manner impair any right of the Existing Lenders or the Facility Lenders under any Existing Loan Agreement or the Loan Agreement, respectively, to enforce any condition precedent to any obligation it may have thereunder to make future Advances or Facility Advances to the Company and its Subsidiaries, nor shall this Agreement limit the right of the Existing Lenders to make Margin Calls in respect of the hedging transactions with respect to U.S. treasury securities that the Company may have entered into with the Existing Lenders outside of the Existing Loan Documents. All rights and obligations of the Existing Lenders under the Existing Loan Documents to make Advances or not make Advances and all rights of the Facility Lenders to make Facility Advances or not make Facility Advances shall not be affected by this Agreement, except as otherwise provided in Section 8 hereof.

                  Section 5. Amortization. During the Standstill Period, the Company and the Creditors shall perform their respective obligations under
Section 5 of the Other Intercreditor Agreements.

                  Section 6. Conditions Precedent. The effectiveness of this Agreement shall be subject to the condition that each of the other existing lenders listed on Schedule I (the "Other Existing Lenders") shall have entered into an Other Intercreditor Agreement in the form annexed hereto, and the Company, the Facility Lenders and the Henschels shall have entered into the Henschel Intercreditor Agreement and the Company, the Creditors and the applicable escrow agents shall have entered into the Tax Escrow Agreement, the NLC Escrow Agreement and the Securitization Escrow Agreement. The Company shall furnish the Existing Lender complete and correct copies of each such Other Intercreditor Agreement and the Henschel Intercreditor Agreement within one business day of its execution.

                  Section 7.  Certain Definitions.

                  "Advance" means any advance made by the Existing Lenders under the Existing Loan Agreements.

                  "Available Cash Flow from Securitization Receivables" means the proceeds, net of any costs of collection, to the Company or any Subsidiary of any distribution with respect to, or prepayment of any Securitization Receivables owned by the Company or any Subsidiary and pledged as security for, or sold by the Company or any Subsidiary subject to an obligation to repurchase, obligations owing to any Other Existing Lender.

                  "Change of Control" means the occurrence of any of the following events

(other than as a consequence of the issuance of the Preferred Stock to the Facility Lenders upon exercise of the Exchange Option or the consummation of the Asset Sale):

                           (i) the Company consummates any sale, lease, exchange
                  or other disposition of all or substantially all of the assets of the Company, in any transaction or series of transactions not in the ordinary course of business and not contemplated by a Business Plan; or

                           (ii) the Company  engages in a merger,  consolidation
                  or similar business combination with any third party.

                  "Collateral"   means   (i)  all  of  the   Company's   or  any
Subsidiary's rights to payment of money arising out of, related to, or created in connection with (whether such rights are classified under the applicable Uniform Commercial Code as general intangibles, accounts, certificated securities, uncertificated securities or otherwise): (a) all Securitization Receivables and any other interest of the Company or any Subsidiary, in the Securitization Transactions (other than cash paid to or for the account of the Company in respect of the transfer by the Company or any Subsidiary of mortgage loans to the Trustee in respect of a Securitization Transaction) and similar rights or interests of the Company or any Subsidiary, (b) all payments to be paid to the Company or any Subsidiary pursuant to such Securitization Transactions (other than cash paid to or for the account of the Company in respect of the transfer by the Company of mortgage loans to the Trustee in respect of a Securitization Transaction) and (c) all Servicing Fees, Servicing Rights, Servicing Advances and any similar rights or interests of the Company or any Subsidiary in respect of any of the foregoing (a) through (c); (ii) all business records, computer tapes, software, microfiche, or recorded data of any kind or nature, regardless of the medium, necessary to identify, locate and collect the foregoing; (iii) all cash from time to time deposited in any deposit account of any of the Company or any Subsidiary with the Existing Lender, in connection with this Agreement, including, without limitation, the Loan Collateral Account; (iv) all other collateral described in Schedule II hereto, including, without limitation, all accounts, inventory, equipment, general intangibles, investment property (including the capital stock of the Subsidiaries), (v) any other right, interest or property of the Company or any Subsidiary now or hereafter securing the performance by the Company or any Subsidiary of the Existing Obligations; and (vi) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

                  "Common Stock" means the Company's common stock, par value $0.001 per share.

                  "Creditor" means any of the Facility Lenders, the Existing Lenders or any Other Existing Lender.

                  "Delinquent Mortgage Loan" means any Mortgage Loan which, as of any date of determination, is more than 90 days delinquent in payment of principal or interest due thereunder.

                  "Designated Subsidiary" means National Lender Center until 366 days after the date on which any remaining advances made by the Company to National Lending Center, Inc. shall have been repaid or written off and the net proceeds thereof paid to the escrow agent under the NLC Escrow Agreement pursuant to Section 5(h) of the Other Intercreditor Agreements.

                  "Facility Advance" means any advance made by the Facility Lenders under the Loan Agreement.

                  "Loan Collateral Account" means the demand deposit account established by the Company with the Existing Lenders pursuant to the Existing Loan Agreements for collection of the cash flow from the Collateral (other than cash flow from Servicing Rights) and into which the Company has instructed all relevant parties to deposit all Cash Flow from Collateral (other than cash flow from Servicing Rights).

                  "Margin Call" means the right of the Existing Lenders or the Facility Lender to give notice to require the Company to transfer to the Existing Lenders or the Facility Lender cash or additional Collateral.

                  "Mortgage   Loan"  means  any  mortgage  loan   originated  or
purchased by the Company or any Subsidiary.

                  "Net Proceeds of Sale of Securitization Receivables" means the proceeds, net of any costs of sale or disposition, realized by the Company or any Subsidiary from any sale, lease or other disposition of any Securitization Receivables.

                  "Ninety Day Mortgage Loans" means Mortgage Loans financed (including by purchase subject to a repurchase obligation) by a Creditor which are more than 90 days delinquent on November 5, 1999.

                  "NLC Escrow Agreement" means an escrow agreement among the Company, each of the Creditors, and a bank acting as escrow agent, reasonably acceptable to each Creditor, which agreement is satisfactory in form and substance to each Creditor, providing for the deposit of the proceeds of the warehouse financing to be provided by the Company to National Lending Center, Inc. upon the consummation of the transactions contemplated by the Asset Purchase Agreement into escrow thereunder.

                  "Other Existing  Lenders" has the meaning specified in Section
6.

                  "Other   Intercreditor    Agreements"   means   the   separate
intercreditor agreements among the Company, an Other Existing Lender and the Facility Lenders.

                  "Other Residual Lenders" means the Other Existing Lenders which are owed Residual Debt.

                  "Pledged Loan" means any Mortgage Loan or Wet Mortgage Loan that is pledged by the Company or its Subsidiaries and accepted by the Existing Lenders in connection with an Advance.

                  "Pledged MBS" means any residual, subordinated or interest strip class of asset-backed security (i) issued in connection with a securitization in which the Existing Lenders or their designee acted as lead or co-lead underwriter or placement agent and (ii) pledged by Company and its Subsidiaries and accepted by the Existing Lenders in connection with an Advance.

                  "Securitization Receivables" means all rights of the Company or any Subsidiary to receive payments (including, without limitation, assets classified as residual strips, certificates, or interest only strips on the Company's financial statements) under a Securitization Transaction but excluding rights to receive payments in respect of Servicing Fees.

                  "Securitization Escrow Agreement" means an escrow agreement among the Company, each of the Creditors, and a bank acting as escrow agent, reasonably acceptable to each Creditor, which agreement is satisfactory in form and substance to each Creditor, providing for the deposit of the Securitization Escrow Amount (as defined in the Other Intercreditor Agreements) upon the consummation of the transactions contemplated by the Asset Purchase Agreement into escrow thereunder.

                  "Securitization Transaction" means any transaction, however named, between the Company or any Subsidiary and any one or more purchasers and/or investors which provides for the monetization of a discrete pool of mortgage loans and/or mortgage notes through debt securities or ownership interests issued by a special purpose vehicle supported or backed by mortgage loans and/or mortgage notes that have been transferred to the special purpose vehicle by the Company or any such Subsidiary.

                  "Servicing Advances" means all remittances advanced by the Company or any Subsidiary to a Trustee under the Company's or any such Subsidiary's servicing agreement, and the right to receive a payment of such advances.

                  "Servicing Fees" means all payments arising out of, related to, or created in connection with a Person's duties and obligations as a servicer pursuant to the terms of a Securitization Transaction.

                  "Servicing   Rights"  means  all  of  any  Company's  and  any
Subsidiary's rights to payment arising out of, related to, or created in connection with its role as servicer under any of the Securitization Transactions or in connection with its performance of a similar role with respect to any other transaction or arrangement.

                  "Seller's Guide" means the "IMC Mortgage Company Client Operations Manual", together with the underwriting guidelines of the Company and its Subsidiaries, a true and correct copy of which was previously provided to the Existing Lender by the Company and its Subsidiaries.

                  "Sixty Day Mortgage Loans" means Mortgage Loans financed (including by purchase subject to a repurchase obligation) by a Creditor which are more than 60 days but not more than 90 days delinquent on November 5, 1999.

                  "Standstill Period" means a period ending on the first to occur of (i) the repayment in full of all Existing Obligations, all obligations owed to the Facility Lenders and the Henschel Note Obligations, (ii) termination of the Standstill Period in accordance with Section 1(b) or 1(c) hereof, (iii) termination of the Asset Purchase Agreement or (iv) December 3, 1999, if the closing of the Asset Sale shall not have occurred by such date.

                  "Subsidiary" or "Subsidiaries" means those Subsidiaries which are signatories hereto and any other entities which hereafter become a subsidiary of the Company (or of any of the Company's Subsidiaries).

                  "Tax Escrow Agreement" means an escrow agreement among the Company, each of the Creditors, and a bank acting as escrow agent, reasonably acceptable to each Creditor, which agreement is satisfactory in form and substance to each Creditor, providing for the deposit of the Tax Escrow Amount (as defined in the Other Intercreditor Agreements) upon the consummation of the transactions contemplated by the Asset Purchase Agreement into escrow thereunder.

                  "Trustee" means the trustee under the trust established for the benefit of the purchasers under a Securitization Transaction.

                  "Warehouse Facility" means any loan agreement, repurchase agreement or other credit facility for the purpose of financing the purchase or ownership of Mortgage Loans by the Company or any Subsidiary.

                  "Wet Mortgage Loan" means any residential mortgage loan originated by the Company and its Subsidiaries in accordance with the Seller's Guide, with respect to which all of the related documents required to be delivered in connection with any Advance have not been deposited with the custodian on or prior to the related Advance Date.

                  Section 8. Notice of Advances under the Loan  Agreement,  Etc.
(a) The Company shall not be entitled to receive, and the Existing Lenders shall have no obligation to make any loans and advances under any of the Existing Loan Documents.

                  (b) The Company shall give each Creditor prompt written notice of any event which upon notice or lapse of time or both would constitute an event of default in respect of any of its outstanding Debt.

                  (c) The  Company  shall  give  the  Existing  Lenders  and the
Facility   Lenders  prompt  written  notice  of  any  event  that  would  permit termination of the Standstill Period pursuant to Section 1(b) hereof.

                  (d) The Company shall give the Existing Lenders prompt written notice of the entering into any amendment to the Asset Purchase Agreement and the closing of the Asset Sale.

                  (e) Until all of the Company's obligations under this Agreement, the Other Intercreditor Agreements, the Existing Loan Documents and the Loan Agreement have been satisfied in full, the Company shall not conduct any business or engage in any activities other than (a) liquidating its assets in an orderly fashion and performing its obligations under (i) the Asset Purchase Agreement, (ii) this Agreement (including its obligations under the Existing Loan Documents), (iii) the Other Intercreditor Agreements and the Henschel Intercreditor Agreement and the agreements evidencing the indebtedness owing to such other Creditors and the Henschels, (iv) the Tax Escrow Agreement, the NLC Escrow Agreement and the Securitization Escrow Agreement, (v) any other agreements existing on the date hereof and (v) satisfying its other obligations and liabilities, (b) transacting any other lawful business under its certificate of incorporation and by-laws that is incident, necessary and appropriate to accomplish the foregoing, including defending any actions or proceedings. The Company shall maintain not more than a commercially reasonable number of employees necessary to conduct the foregoing activities. The Company shall not incur any indebtedness for borrowed money other than liabilities incurred in the ordinary course of its business (as such business is limited under the preceding provision), and not grant any new liens (except as may be incidental to the foregoing permitted activities).

                  Section 9. Acknowledgment of Obligations. The Company and each Subsidiary acknowledges that its obligations under the Existing Loan Documents and the liens on the Collateral securing the Existing Obligations remain in full force and effect, that the Existing Obligations under the 1996 Agreement and the Bridge Loan Agreement matured on October 10, 1998 and have not been paid, and that the Company and each such Subsidiary have no defenses, counterclaims or offsets to its obligations under the Existing Loan Documents and that such liens are valid, perfected and enforceable. The Company and each Subsidiary hereby waives the application of the automatic stay in any bankruptcy proceeding in respect of the Existing Obligations and the obligations under the Loan Documents and the Company, each Subsidiary and each Creditor consents to the modification of the stay to permit the exercise by the Existing Lenders or the Facility Lenders of their rights in respect of the Collateral, provided that the foregoing shall not be construed to modify the provisions of Sections 2(b) and 3 hereof. This document shall not constitute a waiver, amendment or modification of the Existing Loan Documents, the Existing Obligations, any defaults by the Company under the Existing Loan Documents or the Loan Documents except to the extent expressly provided herein and shall not be construed as a waiver or consent to any future action on the part of the Company or any Subsidiary that would require a waiver or consent of the Existing Lenders or the Facility

Lenders, respectively, except to the extent expressly provided herein. The Company and each Subsidiary hereby releases the Existing Lenders, their respective officers, directors and participants from any and all claims in respect of the Existing Loan Documents and in respect of actions taken or not taken in connection therewith on or prior to the date of execution and delivery hereof, excluding, however, any obligation under any agreement by such person for the payment of money, return of property or any contractual obligations. Effective upon the closing of the Asset Sale and the receipt by the Creditors of the payments to be received hereunder from the proceeds of the Asset Sale, the Existing Lenders hereby releases the executive officers and the directors of the Company from any and all claims in respect of the Existing Loan Documents and in respect of the actions taken or not taken in connection therewith on or prior to the date of execution and delivery hereof, excluding, however, any obligations under any agreement by such person for the payment of money, return of property or any contractual obligations, and also excluding any claims in respect of fraud or intentional misconduct.

                  Section 10. Amendments, Etc . No amendment, modification, supplement, termination, consent or waiver of this Agreement or any term or provision of this Agreement shall be effective and binding unless in writing and signed by the Existing Lenders, the Other Existing Lenders and the Facility Lenders. Any such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

                  Section 11. Severability. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

                  Section 13. GOVERNING LAW; VENUE AND JURISDICTION. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION AND ENFORCEMENT HEREOF AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF

MASSACHUSETTS WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF. EACH OF THE PARTIES HERETO SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF, AND AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT MAY BE TRIED AND LITIGATED IN, FEDERAL OR, IN THE ABSENCE OF FEDERAL SUBJECT MATTER JURISDICTION, STATE COURTS LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK UNLESS SUCH ACTIONS OR PROCEEDINGS ARE REQUIRED TO BE BROUGHT IN ANOTHER COURT TO OBTAIN SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE PARTIES WAIVES, TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE IN ANY PROCEEDING BROUGHT IN ACCORDANCE WITH THE IMMEDIATELY PRECEDING SENTENCE. SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST SUCH PARTY MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED IN SECTION 16.

                  Section 14. Expenses. In addition to the foregoing, the Company will also reimburse the Existing Lenders and the Facility Lenders promptly for their reasonable out-of-pocket costs and expenses incurred by such Persons or their respective employees, agents or advisors in connection with the performance of their respective obligations and duties hereunder and, to the extent the Existing Loan Documents so provide, under the Existing Loan Documents, and for any reasonable fees and expenses of legal or other professional advisors to the Existing Lenders and the Facility Lenders engaged in connection with the preparation and negotiation of this Agreement and review and negotiation of all related documents, including the Asset Purchase Agreement and the Loan Agreement, and monitoring performance of all related documents, such reimbursement to be made, promptly and in any event within 30 days after presentation of an invoice therefor accompanied by such documentation with respect to such costs and expenses in reasonable detail as the Company may reasonably request. If such costs and expenses are not paid by Company within 30 days of submission, the Existing Lender may pay such costs and expenses from Available Cash Flow from Securitization Receivables and payments on Pledged Loans, in which event appropriate adjustments shall be made to such Existing Lender's and each Other Residual Lender's Allocable Share of Available Cash Flow from Securitization Receivables as if such costs and expenses were paid by the Company as Operating Expenses.

                  Section 15. Agreement May Constitute Financing Statement. The Company and the Existing Lenders consent to the filing of this Agreement or a photocopy thereof as a financing statement under the UCC as in effect in any jurisdiction in which the Facility Lenders may determine such filing to be necessary or desirable.

                  Section 16. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party by facsimile transmission or by hand delivery at the following address or facsimile number, or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other party and each other Creditor: (a) if to the Facility Lenders, or the Existing Lenders, Greenwich Street Capital Partners II, L.P., c/o Greenwich Street Capital Partners, Inc., 388 Greenwich Street, New York, New York 10013, Attn.: Sanjay Patel; Tel: (212) 826-1149, Fax: (212) 816-0166; with a copy to Debevoise &
Plimpton, 875 Third Avenue, New York, New York 10022, Attn.: Steven Ostner, Esq. , Tel: (212) 909-6000, Fax: (212) 909-6836; and (b) if to the Company, IMC
Mortgage Company, 5901 E. Fowler Avenue, Tampa, Florida 33617, Attn.: President,
Tel: (813) 984-2507, Fax: (813) 984-2594; with a copy to Mitchell W. Legler, 300A Wharfside Way, Jacksonville, Florida 32207 Tel: (904) 346-3200, Fax: (904) 346-3299, and if to any of the Other Existing Lenders, to such person and at the address and facsimile number provided in Schedule III hereto. Each such notice, request or other communication shall be effective when sent by facsimile transmission to the facsimile number or when delivered by hand to the address specified in this Section 16 or Schedule III hereto, provided that a facsimile transmission shall be deemed to have been sent only so long as the transmitting machine has provided an electronic confirmation of such transmission.

                  Section 17. Binding Effect; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns, including any successor of the Company by merger or any entity which purchases all or substantially all of the assets of the Company, (other than pursuant to the Asset Sale) and to each of the other Creditors, and, as to Section 3(d) hereto, CMC, each of which is an intended third-party beneficiary hereof. Neither the Facility Lenders nor the Existing Lenders may sell, assign, participate or otherwise transfer or dispose of all or any portion of the Loan or the Existing Obligations to any Person unless such Person shall have assumed and agreed to be bound by the terms hereof by written instrument in form reasonably satisfactory to the Company and each other Creditor.

                  Section 18. Counterparts; Section Headings. This Agreement may be executed in any number of counterparts, each of which is an original, but all of which together constitute but one instrument. Except as otherwise indicated, references herein to any "Section" means a "Section" of this Agreement, and the section headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


                                    IMC MORTGAGE COMPANY


                                    By: /s/
                                        --------------------------------
                                    Name:
                                    Title:


                                    GREENWICH STREET CAPITAL PARTNERS II, L.P.
                                    GSCP OFFSHORE FUND, L.P.
                                    GREENWICH FUND, L.P.
                                    GREENWICH STREET
                                    EMPLOYEES FUND, L.P.
                                    TRV EXECUTIVE FUND, L.P.


                                    By: GREENWICH STREET
                                        INVESTMENTS II, L.L.C.,
                                        their General Partner


                                    By: /s/
                                        --------------------------------
                                        Name:
                                        Title:

This Forbearance and Intercreditor Agreement is hereby acknowledged and agreed to by:


IMC CORPORATION OF AMERICA
IMC CREDIT CARD, INC.
IMC MORTGAGE COMPANY CANADA, LTD.
AMERICAN HOME EQUITY CORPORATION
IMC INVESTMENT CORPORATION
IMC INVESTMENT LIMITED PARTNERSHIP
ACG FINANCIAL SERVICES (IMC), INC.
AMERICAN MORTGAGE REDUCTION, INC.
CENTRAL MONEY MORTGAGE CO. (IMC), INC.
COREWEST BANC
EQUITY MORTGAGE CO. (IMC), INC.
IMCC INTERNATIONAL, INC.
MORTGAGE AMERICA (IMC), INC.
NATIONAL LENDING CENTER, INC.
NATIONAL LENDING CENTER TILT, INC.
NATIONAL LENDING GROUP, INC.
RESIDENTIAL MORTGAGE CORPORATION (IMC), INC.


By: /s/
    ---------------------------------
    Name:
    Title:


GERMAN AMERICAN CAPITAL CORPORATION


By: /s/
    ---------------------------------
    Name:
    Title:


By: /s/
    ---------------------------------
    Name:
    Title:

BEAR STEARNS HOME EQUITY TRUST


By: /s/
    ---------------------------------
    Name:
    Title:


BEAR STEARNS INTERNATIONAL LIMITED


By: /s/
    ---------------------------------
    Name:
    Title:


PAINE WEBBER REAL ESTATE SECURITIES INC.


By: /s/
    ---------------------------------
    Name:
    Title:

                                   Schedule I to the Second Amended and Restated
                                         Forbearance and Intercreditor Agreement


                             Other Existing Lenders

Master Repurchase Agreement, dated as of March 29, 1996, as amended from time to time, by and among Bear Stearns Home Equity Trust and the Company and certain of the Company's Subsidiaries.

Master Repurchase Agreement, dated as of May 1, 1997 Between Bear, Stearns International Limited and Industry Mortgage Company, L.P.

Institutional Account Agreement, dated October 23, 1996, between and among Industry Mortgage Company, L.P. and Bear Stearns.

Loan and Security Agreement, dated March 17, 1998, by and among IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc.,
American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., Corewest Banc, Equity Mortgage Co., (IMC), Inc., Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc, and Residential Mortgage Corporation (IMC), Inc., as borrowers, and German American Capital Corporation, as lender.

Loan and Security Agreement, dated March 17, 1998, by and among IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc.,
American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., Corewest Banc, Equity Mortgage Co., (IMC), Inc., Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc, and Residential Mortgage Corporation (IMC), Inc., as borrowers, and German American Capital Corporation, as successor by assignment to Aspen Funding Corp., as lender

Loan and Security Agreement, dated as of February 28, 1997, between IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc., American Mortgage Reduction, Inc., Industry Mortgage Company, L.P., Corewest Banc, IMC Investment Corp., and IMC Investment Limited Partnership, as borrowers, and Paine Webber Real Estate Securities, Inc., as lender.

                                  Schedule II to the Second Amended and Restated
                                         Forbearance and Intercreditor Agreement


                              Additional Collateral

All of the collateral granted under the following agreements:

         1. Bridge Loan and Security Agreement, dated as of October 10, 1997, as amended from time to time by and among the Company, certain of its Subsidiaries and BankBoston, N.A.;

         2. Loan and Security Agreement, dated December 31, 1996, as amended from time to time by and among the Company, certain of its Subsidiaries and BankBoston, N.A.;

         3. Loan Agreement, dated October 15, 1998, by and among the Company, certain of its Subsidiaries and BankBoston, N.A. ;

         4. Pledge and Security Agreement, dated October 14, 1998, between the Company and BankBoston, N.A.;

         5. Stock Pledge Agreement, made as of December 31, 1997, by and between the Company and BankBoston, N.A., as amended by the First Amendment to Stock Pledge Agreement, dated October __, 1998; and

         6. Security Agreement, made October 10, 1997, by the Company and certain of its Subsidiaries in favor of BankBoston, N.A., as amended by the First Amendment to Security Agreement made October __, 1998, between BankBoston, N.A., the Company and certain of its Subsidiaries.

                                 Schedule III to the Second Amended and Restated
                                         Forbearance and Intercreditor Agreement


                    Notice Address for Other Existing Lenders

Bear, Stearns & Co., Inc.

if to Bear, Stearns: Bear Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attn: Philip M. Cedar, Tel.: (212) 272-6768, Fax: (212) 272-4933 and
Paul  Friedman,  Tel.:  (212)  272-3516,  Fax: (212)  272-6550,  with a copy to;
Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attn. Barry J. Dichter, Esq., Tel.: (212) 504-6000, Fax: (212) 504-6666;


Deutsche Lenders

if to German American Corporation, to: German American Capital Corporation, 31 West 52nd Street, New York, New York 10019, Attn.: Vijay Radhakishun, Tel.:
(212)  469-8925,  Fax: (212)  469-5923,  with a copy to:  Deutsche Bank A.G., as agent, 31 West 52nd Street, New York, New York 10019, Attn.: Greg Amoroso, Tel.:
(212) 469-3987,  Fax: (212) 469-5160,  and Richard Uhlig,  Tel.: (212) 469-7730,
Fax: (212) 469-5103; and in either case described in clause (i) or (ii) above; with a copy to Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attn.: Karen Gelernt, Esq., Tel: (212) 504-6000, Fax: (212) 504-6666


Paine Webber

if to Paine Webber, to: PaineWebber Real Estate Securities, Inc., 1285 Avenue of the Americas, New York, New York 10019, Attn.: George Mangiaracina, Tel: (212) 713-3734, Fax: (212) 265-3881; with a copy to Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attn.: Michael S. Gambro, Esq., Tel:
(212) 504-6825; Fax: (212) 504-6666